Exhibit 10.2

                 CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), is made and entered into as of July 11, 2003, among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation ("Holdings"), EBIOCARE.COM, INC., a Delaware corporation ("eBioCare"), HEMOPHILIA ACCESS, INC., a Tennessee corporation ("Hemophilia Access"), APEX THERAPEUTIC CARE, INC., a California corporation ("Apex"), CHS SERVICES, INC., a Delaware corporation ("CHS"), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation ("CHSNY"), OPTIMAL CARE PLUS, INC., a Delaware corporation ("Optimal Care"), INFINITY INFUSION, LLC, a Delaware limited liability company ("Infinity"), INFINITY INFUSION ii, LLC, a Delaware limited liability company ("Infinity II"), INFINITY INFUSION CARE, LTD., a Texas limited partnership ("Infinity Infusion"), MEDCARE, INC., a Delaware corporation ("Medcare"), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation ("CPS"), and such other Persons as become Additional Borrowers under the Credit Agreement described below (Curative Health Services, Inc., eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II, Infinity Infusion, Medcare, CPS and such Additional Borrowers are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"), the Lenders party to the Credit Agreement, and General Electric Capital Corporation, as Agent.

                               Statement of Facts

      A. Borrowers, Lenders and Agent are parties to that certain Credit Agreement, dated June 9, 2003 (the "Credit Agreement"; capitalized terms used but not defined in this Agreement have the meanings given in the Credit Agreement, as amended by this Agreement), whereby the Lenders have made available a term loan and a revolving credit facility to Borrowers, subject to the terms and conditions contained in the Credit Agreement.

      B. Holdings intends to issue up to $70,000,000 in aggregate principal amount of its Convertible Senior Subordinated Notes due 2013 (the "Senior Subordinated Notes"), pursuant to that certain Indenture to be dated on or about July 18, 2003 (the "Indenture"), and entered into between Holdings and Wells Fargo Bank Minnesota, National Association (the "Indenture Trustee").

      C. Holdings has provided to GE Capital a copy of the final form of the Preliminary Offering Memorandum (the "Offering Memorandum") dated July 11, 2003, including the description of Senior Subordinated Notes attached hereto as Exhibit A (the "Description of Senior Subordinated Notes"), describing the terms of the Indenture, the Senior Subordinated Notes and the offering relating thereto.

      D. Borrowers desire to obtain Agent's and Lenders' consent to the issuance of the Senior Subordinated Notes and the incurrence of the related Indebtedness and to the amendment of certain provisions of the Credit Agreement as set forth herein, and Agent and Lenders are, subject to the terms and conditions provided herein, willing to grant such consent and enter into such amendments as set forth herein.

                               Statement of Terms

      NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendments to Credit Agreement. Subject to the terms and conditions of this Agreement, including without limitation Section 5 hereof, the Credit Agreement is hereby amended as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Margin", "Commitment Termination Date", "Revolving Credit Commitment", "Revolving Credit Commitment Termination Date" and "Term Loan Maturity Date" set forth therein and replacing said definitions with the following new definitions to read in their entirety as follows:

                  "Applicable Margin" means: (a) from the Closing Date to and including December 6, 2003 (the "Initial Adjustment Date"), (i) 3.50% per annum for LIBOR Loan Advances and 2.25% per annum for Base Rate Advances,
      (ii) 4.00% per annum for Term Loans constituting LIBOR Loans and 2.75% per annum for Term Loans constituting Base Rate Loans, (iii) 2.25% per annum for Swingline Loans, and (iv) 3.50% per annum for the Letter of Credit Fee Applicable Margin; and (b) commencing on the Initial Adjustment Date and on the first day of each Fiscal Quarter thereafter that follows by at least five (5) days the receipt of financial statements delivered pursuant to Section 5.1(a), the Applicable Margin for each Class of Extension of Credit shall be that determined from the chart below based on such financial statements:

          -------------------------------------------------------------------
                                                          Level of
          If Senior Leverage Ratio is:                    Applicable Margins:
                                                          -------------------
          -------------------------------------------------------------------
          (less than)1.50x                                      Level I
          -------------------------------------------------------------------
          (equal or greater than)1.50x but (less than)2.00x     Level II
          -------------------------------------------------------------------
          (equal or greater than)2.00x                          Level III
          -------------------------------------------------------------------

          -------------------------------------------------------------------
                                           Applicable Margins
                                           ------------------
          -------------------------------------------------------------------
                                           Level I     Level II     Level III
                                           -------     --------     ---------
          -------------------------------------------------------------------
          Applicable Margin for            1.75%       2.00%        2.25%
          Base Rate Advances
          -------------------------------------------------------------------
          Applicable Margin for LIBOR
          Loan Advances                    3.00%       3.25%        3.50%
          -------------------------------------------------------------------
          Applicable Margin for Term
          Loans constituting Base Rate
          Loans                            2.25%       2.50%        2.75%
          -------------------------------------------------------------------
          Applicable Margin for Term
          Loans constituting LIBOR
          Loans                            3.50%       3.75%        4.00%
          -------------------------------------------------------------------
          Applicable Margin for Letter
          of Credit Fee                    3.00%       3.25%        3.50%
          -------------------------------------------------------------------

      If there is a disparity between the financial tests described above, the test resulting in the greater level of Applicable Margins will prevail.

      Notwithstanding the foregoing, if a Default or Event of Default shall have occurred and be continuing, any quarterly adjustment in the Applicable Margins as provided for above in this definition which would result in a decrease in any Applicable Margin shall be deferred until the first day of the calendar month following the date that such Default or Event of Default has been cured or waived.

            "Commitment Termination Date" means the earliest of (a) July 15, 2007, (b) the date of termination of Lenders' obligations to make Advances and to incur L/C Obligations or the date of acceleration of the maturity date of all or any portion of the Obligations pursuant to Section 8.2(b), and (c) the date of indefeasible payment in full by the Borrowers of the Loans and the cancellation and return of (or issuance of a stand-by guarantee or letter of credit with respect to) all Letters of Credit or the cash collateralization of all L/C Obligations pursuant to Section 2.5(k), and the permanent reduction of all Commitments to Zero Dollars ($0).

            "Revolving Credit Commitment" means (a) as of the Closing Date, with respect to any Lender listed on the signature pages hereof, the amount (if any) set forth thereon opposite the name of such Lender under the heading "Revolving Credit Commitment", and as of the Original Note Issuance Date, with respect to any Lender the amount set forth on the signature page to the First Amendment opposite the name of such Lender under the heading "Revolving Credit Commitment following Original Note Issuance Date", (b) with respect to any assignee of a Revolving Credit Commitment, the amount of the transferor Lender's Revolving Credit Commitment assigned to such assignee pursuant to Section 11.6, and (c) as to all Lenders having a Revolving Credit Commitment (i) during the period commencing on the Closing Date through but not including the Original Note Issuance Date, the aggregate commitment of all Lenders to make Revolving Credit Advances, which aggregate commitment shall be Fifteen Million Dollars ($15,000,000), and (ii) during the period on and after the Original Note Issuance Date, the aggregate commitment of all Lenders to make Revolving Credit Advances, which aggregate commitment shall be Forty Million Dollars ($40,000,000), in each case in clause (i) and (ii) of this clause (c), as such amount may be reduced from time to time pursuant to Section 2.8 or changed as a result of an assignment pursuant to Section 11.6. The term "Revolving Credit Commitment" does not include the Swingline Commitment.

            "Revolving Credit Commitment Termination Date" means July 15, 2007.

            "Term Loan Maturity Date" means July 15, 2007.

      (b) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions for "First Amendment", "Indenture", "Original Note Issuance Date", "Senior Subordinated Debt" and "Senior Subordinated Notes" to read in their entirety as follows:

            "First Amendment" means that certain Consent and First Amendment to Credit Agreement dated as of July 11, 2003 by and among Borrowers, Agent and Lenders.

            "Indenture" means that certain Indenture between Holdings and Wells Fargo Bank Minnesota, National Association, as Trustee, dated on or about July 18, 2003, as amended, restated, modified or supplemented from time to time.

            "Original Note Issuance Date" means the date upon which (a) the Senior Subordinated Notes are first issued and (b) the net proceeds of such notes have been applied to repay in full the entire outstanding Term Loan and Revolving Loan in accordance with Section 3(a) of the First Amendment.

            "Senior Subordinated Debt" means the Indebtedness of Holdings incurred pursuant to the Indenture and evidenced by the Senior Subordinated Notes.

            "Senior Subordinated Notes" means the Convertible Senior Subordinated Notes due 2013 issued by Holdings pursuant to the Indenture in the aggregate principal amount not to exceed $50,000,000 (such aggregate principal amount of debt may be increased from $50,000,000 up to $70,000,000, subject to the terms and conditions set forth in the First Amendment, on the date on which the Senior Subordinated Notes are first issued or any date within not more than thirty days after such date so long as no Default or Event of Default exists at the time of such proposed increase or would result therefrom).

      (c) Section 2.7(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following Section to read in its entirety as follows:

                  (b) Unused Line Fee. As additional compensation for the Revolving Lenders, the Borrowers shall pay to Agent, for the ratable benefit of such Revolving Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee (the "Unused Line Fee") for the Borrowers' non-use of available funds in an amount equal to (i) during the period commencing on the Closing Date through but not including October 31, 2003, the product of (A) 0.50% per annum multiplied by (B) the difference between (x) the Maximum Commitment Amount (as it may be reduced from time to time) minus (y) the average for the period of the daily closing balances of the aggregate Revolving Loans and the Swingline Loans outstanding during the period for which such Fee is due, and (ii) during the period commencing on October 31, 2003 and at all times thereafter, the product of (A) the Unused Line Fee Applicable Margin per annum set forth in the chart below multiplied by (B) the difference between (x) the Maximum Commitment Amount (as it may be reduced from time to time) minus
      (y) the average for the period of the daily closing balances of the aggregate Revolving Loans and the Swingline Loans outstanding during the period for which such Fee is due.

               ============================================
                    Facility               Unused Line Fee
                     Usage                Applicable Margin
               --------------------------------------------
                  Less than or
                  equal to 1/3                  1.00%
               --------------------------------------------
               Less than 2/3 but
                greater than 1/3                0.75%
               --------------------------------------------
                 Greater than or
                  equal to 2/3                  0.50%
               --------------------------------------------

      "Facility Usage" means, during any period for which the Unused Line Fee is due, a fraction, the numerator of which is (x) the average for the period of the daily closing balances of the aggregate Revolving Loans and the Swingline Loans outstanding during the period for which such Fee is due, and the denominator of which is (y) the Maximum Commitment Amount (as it may be reduced from time to time).

      (d) Article VII of the Credit Agreement is hereby amended by adding a new
Section 7.21 at the end thereof to read in its entirety as follows:

            Section 7.21. Indenture. Without the prior written consent of Agent and the Required Lenders, no Credit Party will consent to or enter into any amendment, modification or supplement to the Indenture that would (a) adversely affect Agent or Lenders in any manner, or (b) have the effect, directly or indirectly, of (i) modifying in any manner the subordination provisions in Article XI of the Indenture or any defined terms, or definitions of terms, used in Article XI of the Indenture, (ii) shortening the maturity date of the Senior Subordinated Debt or any scheduled payment date for fees or interest in respect thereof, (iii) increasing the principal amount of or the interest rate or any fees accruing in respect of the Senior Subordinated Debt or (iv) modifying the definition of "Change in Control", "Termination of Trading" or "Repurchase Event" in the Indenture or modifying any optional or mandatory repayment provisions in the Indenture.

      (e) Section 8.1(l) of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read in its entirety as follows:

            (l) a Change of Control or any "Repurchase Event" (under and as defined in the Indenture) shall occur;

      (f) Section 8.1 of the Credit Agreement is hereby amended by deleting the period at the end of Section 8.1(t) thereof and replacing it with "; or", and adding a new clause (u) at the end of Section 8.1 to read in its entirety as follows:

            (u) the failure of Borrowers to timely comply with any of the covenants set forth in Section 3 of the First Amendment.

Except for the amendments set forth above in this Section 1, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of Borrowers' or any other Credit Party's Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Agent's security interests in, security titles to or other liens on any Collateral for the Obligations.

      2. Consent. Subject to the terms and conditions of this Agreement, including without limitation Section 5 hereof, the Agent and the Required Lenders hereby consent to (a) Holdings entering into the Indenture and issuing the Senior Subordinated Notes pursuant thereto, and (b) the incurrence of Senior Subordinated Debt in connection with such issuance of Senior Subordinated Notes, provided that the aggregate principal amount of all such Senior Subordinated Debt shall not exceed $50,000,000, provided, further that such aggregate principal amount of debt may be increased from $50,000,000 up to $70,000,000, on the date on which the Senior Subordinated Notes are first issued or any date within not more than thirty days after such date so long as no Default or Event of Default exists at the time of such proposed increase or would result therefrom.

      3. Borrower Covenants. Each Borrower shall, and shall cause each Credit Party to, comply with each of the following covenants:

      (a) on the first issuance date of the Senior Subordinated Notes, Agent shall have received from Holdings an amount of the net proceeds from such issuance sufficient to repay the entire outstanding principal amount of the Term Loan and the Revolving Loan on such date (the remaining net proceeds, if any, may be used by the Borrowers for working capital purposes or for any other purpose not prohibited under the Credit Agreement);

      (b) on or prior to the first issuance date of the Senior Subordinated Notes, the Agent shall have received from Holdings (i) a copy of the fully executed Indenture (together with all exhibits thereto), and the terms and provisions of such final Indenture and the Senior Subordinated Notes issued pursuant thereto shall (A) be consistent in all material respects with the terms and provisions of the Description of Senior Subordinated Notes and (B) in the case of the subordination provisions, be in form and substance substantially the same as the subordination provisions attached hereto as Exhibit B, and (ii) a certificate of a senior officer of Holdings, in form and substance reasonable satisfactory to Agent, demonstrating that Borrowers are in actual and pro forma (assuming for purposes of such pro forma covenant compliance that $70,000,000 of principal amount of Senior Subordinated Debt has been incurred by Holdings) compliance with the financial covenants in Sections 7.15, 7.16 and 7.17 of the Credit Agreement; and

      (c) on the issuance date of any additional Senior Subordinated Notes in connection with any increase in the aggregate principal amount of the Senior Subordinated Debt from $50,000,000 to up to $70,000,000, Agent shall have received from Holdings a sufficient amount of the net proceeds of such Senior Subordinated Notes to repay the entire outstanding Revolving Loan, if any, and the remaining net proceeds thereof, if any, may be used by the Borrowers for working capital purposes or for any other purpose not prohibited under the Credit Agreement.

      (d) The Company shall deliver a copy of any Repurchase Event Notice (as defined in the Indenture) to Agent at the same time it delivers such notice to the Indenture Trustee pursuant to Section 3.09 of the Indenture.

      4. Representations and Warranties. Each Borrower hereby jointly and severally represents and warrants to the Agent and the Lenders that (a) this Agreement and the Confirmation of Guaranty attached hereto have each been duly authorized, executed and delivered by Borrowers and each Credit Party signatory thereto, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) all of the representations and warranties made by Borrowers or any Credit Party in the Credit Agreement are true and correct in all material respects on and as of the date of this Agreement (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

      5. Conditions to Effectiveness. This Agreement shall be effective as of the date of this Agreement upon the satisfaction in full of each of the following conditions:

      (a) the Agent shall have received counterparts of this Agreement, duly executed, completed and delivered by the Agent, each of the Required Lenders, and the Borrowers;

      (b) the Agent shall have received counterparts of the attached Confirmation of Guaranty, duly executed by each other Credit Party; and

      (c) Agent shall have received payment from Borrower of an amendment fee in the amount of $100,000 in connection with the amendments contemplated herein.

      6. Reimbursement of Expenses. Each Borrower hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Agreement and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

      7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

      8. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

      9. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

      10. Effect of this Agreement. Except as specifically amended, modified, consented to or waived pursuant to Sections 1 and 2 of this Agreement, no other amendments, changes, modifications, consents or waivers to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

      11. Entire Agreement. The Credit Agreement as amended by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have caused this Consent and First Amendment to Credit Agreement to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWERS:

                                      CURATIVE HEALTH SERVICES, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      EBIOCARE.COM, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      HEMOPHILIA ACCESS, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      APEX THERAPEUTIC CARE, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      CHS SERVICES, INC.


                                      By:    /s/ John C. Prior
                                             -----------------------------------
                                      Name:      John C. Prior
                                             -----------------------------------
                                      Title:     President - SHS
                                             -----------------------------------

                                      CURATIVE HEALTH SERVICES OF NEW YORK, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      OPTIMAL CARE PLUS, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      INFINITY INFUSION, LLC

                                      By: Curative Health Services, Inc.,
                                      its Sole Member


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      INFINITY INFUSION II, LLC

                                      By: Curative Health Services, Inc.,
                                      its Sole Member


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------

                                      INFINITY INFUSION CARE, LTD.

                                      By: Infinity Infusion  II, LLC, its Sole
                                      General Partner

                                      By: Curative Health Services, Inc., the
                                      Sole Member of Infinity Infusion II, LLC


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      MEDCARE, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------


                                      CURATIVE PHARMACY SERVICES, INC.


                                      By:    /s/ William C. Tella
                                             -----------------------------------
                                      Name:      William C. Tella
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------

                                         AGENT AND REQUIRED LENDERS:


                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as Lender and Agent


Revolving Credit Commitment              By:    /s/ Earl F. Smith, III
following Original Note Issuance Date:          --------------------------------
$40,000,000                              Name:      Earl F. Smith, III
                                                --------------------------------
                                         Its Duly Authorized Signatory

                            CONFIRMATION OF GUARANTY

      Each of the undersigned Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing Consent and First Amendment to Credit Agreement and agrees and confirms that its obligations under the Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as amended and modified hereby.

      As of this 11th day of July, 2003.

                                      CURATIVE HOLDING CO.


                                      By:    /s/ John C. Prior
                                             -----------------------------------
                                      Name:      John C. Prior
                                             -----------------------------------
                                      Title:     President
                                             -----------------------------------



The following exhibits to the Consent and First Amendment to Credit Agreement have been omitted. Curative Health Services, Inc. will furnish any such exhibits to the Commission as supplemental information upon request:

EXHIBIT A    -    Description of Senior Subordinated Notes
EXHIBIT B    -    Form of Indenture Subordination Provisions